UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd.
Suite 250 Winston-Salem, North Carolina		27103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 10, 2024, ProKidney Corp. (the “Company”) issued a press release titled “ProKidney Announces Positive Interim REGEN-007 Phase 2 Trial Data and Provides Clinical and Operational Updates”. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On June 10, 2024, the Company announced REGEN-007 Phase 2 Trial Interim Efficacy & Safety Data as well as certain clinical and operational updates. On June 10, 2024, the Company also updated its corporate presentation for use in meetings with investors, analysts and others. A copy of this presentation is filed as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the presentation.

REGEN-007 Phase 2 Trial Interim Efficacy & Safety Data

REGEN-007 is an ongoing multi-center Phase 2 open-label 1:1 randomized two-armed trial in patients with diabetes and chronic kidney disease (CKD) who have an estimated glomerular filtration rate (eGFR) of 20 - 50 mL/min/1.73m². At randomization, patients are allocated to two treatment groups using different dosing regimens. Group 1 replicates the dosing schedule for our Phase 3 clinical study program in which patients receive two rilparencel injections – one in each kidney, three months apart. Group 2 tests an exploratory dosing regimen to investigate whether physiological triggers, rather than a time-based trigger, could optimize multiple administrations of rilparencel. In Group 2, patients receive a single rilparencel dose in one kidney and a second dose in the contralateral kidney only if triggered by a sustained eGFR decline of ≥ 20%, and/or an increase in the urine albumin to creatinine ratio (UACR) from baseline of ≥ 30% and ≥ 30 mg/g.

In Group 1, as of May 7, 2024, patients with at least 12 months follow-up after the second injection of rilparencel (n=13) show stabilized kidney function for 18 months (average eGFR change from baseline to 18 months was -1.3 ml/min/1.73m2). Importantly, similar results were observed in a subset of these patients (n=10) who met key inclusion criteria currently used in our Phase 3 clinical study program (average eGFR change from baseline to 18 months was -0.6 ml/min/1.73m2). Additional analyses will be performed as Group 1 data matures.

Twenty-five patients received at least one rilparencel injection in Group 2; 12 patients received a second rilparencel injection based on eGFR criteria (n=3) or UACR criteria (n=9). Patients in Group 2 who received two injections are scheduled to have up to 18 months of follow-up after their second injection. No rilparencel-related serious adverse events were observed across all patients in the study who received at least one rilparencel injection (n=49).

Clinical and Operational Update

•	Effective June 1, 2024, ProKidney resumed manufacturing for U.S. and non-European clinical study sites

•	Anticipate a potential QP Declaration of Equivalence to EU GMPs to be received by the end of June 2024; this will allow ProKidney to ship rilparencel to clinical study sites in Europe

•	In its PROACT 1 study, ProKidney has resumed screening patients under an amended protocol that has been enriched with higher risk patients

•	In its PROACT 2 study, ProKidney recently activated sites in Spain in anticipation of receipt of the QP Declaration of Equivalence to EU GMPs

Forward Looking Statements

This disclosure in this report contains includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the potential of rilparencel to preserve kidney function in patients with moderate to severe CKD, the potential QP Declaration of Equivalence to EU GMPs, the potential benefits and impact of the Company’s products, if approved, and potential regulatory approvals. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of the Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the fact that interim results from our clinical programs may not be indicative of future results; the impact of geo-political conflict on the Company’s business; and other risks and uncertainties included under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated June 10, 2024

99.2	Investor Presentation dated June 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date: June 10, 2024	By:	/s/ James Coulston
James Coulston
Chief Financial Officer